UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2011

CH ENERGY GROUP, INC.
(Exact name of registrant as specified in charter)

New York	0-30512	14-1804460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

284 South Avenue
Poughkeepsie, New York 12601-4839
(Address of principal executive offices) (Zip Code)

(845) 452-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On September 23, 2011, the Board of Directors of CH Energy Group, Inc., (NYSE: CHG), at its regularly scheduled meeting, declared a quarterly dividend of 55.5 cents per share of its Common Stock, payable November 1, 2011, to holders of record October 11, 2011.  A press release issued by CH Energy Group, Inc. is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.  The following are filed as exhibits to this Form 8-K pursuant to Item 6.01 of Regulation S-K:

99	Press Release of CH Energy Group, Inc., dated September 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.

Date: September 23, 2011	By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Vice President – Accounting and Controller

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press Release of CH Energy Group, Inc., dated September 23, 2011.